UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 7, 2023
Hamilton Lane Incorporated
(Exact Name of Registrant as specified in its charter)

Delaware	001-38021	26-2482738
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

110 Washington Street,	Suite 1300
Conshohocken,	PA	19428
(Address of principal executive offices)		(Zip Code)
 (610) 934-2222
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	HLNE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 7, 2023, Hamilton Lane Incorporated (the “Company”) filed with the Secretary of State of the State of Delaware an Amended and Restated Certificate of Incorporation reflecting the amendments adopted at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) earlier that day. A copy is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.03 as if fully set forth herein.

Also on September 7, 2023, the Company’s Board of Directors (the “Board”) approved the Amended and Restated Bylaws of the Company (the “Bylaws”), effective the same day, to account for the Securities and Exchange Commission’s recent adoption of universal proxy rules, recent changes to the Delaware General Corporation Law and the Board’s periodic review of the Bylaws. Among other updates, the Bylaws (i) require that any stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card that is a color other than white, (ii) add a requirement that a stockholder seeking to nominate director(s) at a meeting deliver to the Company a written certification that it has met all applicable requirements of Rule 14a-19 under the Securities Exchange Act of 1934, as amended, (iii) require that the Company disregard any nomination where the stockholder has failed to comply with the requirements of Rule 14a-19 and (iv) remove the requirement that a list of stockholders remain available for inspection during annual meetings of stockholders. This description of the amendments to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Bylaws, which are attached hereto as Exhibit 3.2 and incorporated herein by reference as if fully set forth herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 7, 2023, the Company held its Annual Meeting for the purposes of (i) electing the Class I directors named in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 25, 2023 (the “Proxy Statement”), (ii) conducting an advisory vote to approve the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, (iii) adopting an amendment to the Company’s Amended and Restated Certificate of Incorporation to provide for the exculpation of certain officers as permitted by Delaware law, (iv) adopting an amendment to the Company’s Amended and Restated Certificate of Incorporation to amend the exclusive forum provision and (v) ratifying the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2024. As of the record date of July 10, 2023, there were 38,589,298 shares of our Class A common stock (each entitled to one vote per share) and 15,409,507 shares of our Class B common stock (each entitled to 10 votes per share) outstanding. The Class A common stock and Class B common stock voted as a single class on all matters presented at the Annual Meeting. Of the total 192,684,368 votes eligible to be cast at the Annual Meeting, shares entitled to cast 167,146,247 votes were represented. The final results of the stockholder vote are set forth below.

Proposal No. 1 — Election of Class I Directors

The Company’s stockholders elected each of the Class I nominees for director as named in the Proxy Statement, each to serve a three-year term until the Company’s 2026 annual meeting of stockholders and until a successor is duly elected and qualified or until his earlier death, resignation or removal. Information as to the vote on each director who stood for re-election is provided below.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
David J. Berkman	148,514,667	15,751,441	2,880,139
O. Griffith Sexton	141,503,975	22,762,133	2,880,139

Proposal No. 2 — Advisory, Non-Binding Vote to Approve the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on an advisory basis, named executive officer compensation, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
163,580,107	672,249	13,752	2,880,139

Proposal No. 3 — Vote to Adopt an Amendment to the Company’s Amended and Restated Certificate of Incorporation to Provide for the Exculpation of Certain Officers

The Company’s stockholders adopted the amendment to the Company’s Amended and Restated Certificate of Incorporation to provide for the exculpation of certain officers, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
147,169,760	17,056,885	39,463	2,880,139

Proposal No. 4 — Vote to Adopt an Amendment to the Company’s Amended and Restated Certificate of Incorporation to Amend the Exclusive Forum Provision

The Company’s stockholders adopted the amendment to the Company’s Amended and Restated Certificate of Incorporation to amend the exclusive forum provision, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
159,980,701	4,273,949	11,458	2,880,139

Proposal No. 5 — Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending March 31, 2024

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2024, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
166,957,300	174,517	14,430	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Hamilton Lane Incorporated
3.2	Amended and Restated Bylaws of Hamilton Lane Incorporated
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAMILTON LANE INCORPORATED

Date: September 12, 2023

	By:	/s/ Lydia A. Gavalis
		Name:	Lydia A. Gavalis
		Title:	General Counsel and Secretary